(LEUTHOLD CORE INVESTMENT FUND LOGO)

                                 ANNUAL REPORT
                              September 30,  1999

                      (LEUTHOLD CORE INVESTMENT FUND LOGO)

DEAR FELLOW SHAREHOLDERS:

  The course is getting tougher. Newer stock market investors have come to expect annual returns of 20% or more from the stock market and equity mutual funds. But, in the first nine months of 1999, the average equity mutual fund has produced a total return of 5.2%, little more than a money market fund. For the two years ending September 30, 1999, the average annual return is 9.5%, less than half of what post 1992 investors have come to expect. Yes, the investment course is getting tougher as the old bull ages, just as a golf course gets tougher as old golfers turn the calendar. Eventually, old golfers and old bulls die. The probabilities and risk increase with age.

THE OLDEST AND GREATEST BULL MARKET EVER
----------------------------------------

  The following chart tracks the longest and strongest bull market in U.S. economic history. Since the second quarter of 1982, an investment in the S&P 500 Index has grown at a rate of almost 19% per year, the rate of return many of today's investors have come to expect. $1,000 invested in mid 1982 had grown to $21,000 by mid 1999. FOR MOST OF TODAY'S INVESTORS, THIS IS STOCK MARKET HISTORY.

                       THE GREAT BULL MARKET 1982 TO ?

                      S&P 500 Dividends             Average Long Term
                    Reinvested: 19.2% ACR     Stock Market Returns: 10% ACR
                    ---------------------     -----------------------------
 7/31/82                   1000.00                       1000.00
 8/31/82                   1085.35
 9/30/82                   1098.78
10/31/82                   1225.28
11/30/82                   1274.81
12/31/82                   1299.32
 1/31/83                   1347.82
 2/28/83                   1378.95
 3/31/83                   1430.12
 4/30/83                   1542.74
 5/31/83                   1529.21
 6/30/83                   1588.71
 7/31/83                   1541.81                       1100.00
 8/31/83                   1564.83
 9/30/83                   1586.38
10/31/83                   1567.94
11/30/83                   1601.00
12/31/83                   1592.49
 1/31/84                   1583.50
 2/29/84                   1527.75
 3/31/84                   1554.07
 4/30/84                   1568.34
 5/31/84                   1481.01
 6/30/84                   1512.76
 7/31/84                   1494.06                       1210.00
 8/31/84                   1659.16
 9/30/84                   1659.63
10/31/84                   1665.78
11/30/84                   1646.91
12/31/84                   1690.07
 1/31/85                   1821.57
 2/28/85                   1843.72
 3/31/85                   1844.78
 4/30/85                   1842.77
 5/31/85                   1948.81
 6/30/85                   1979.00
 7/31/85                   1976.07                       1331.00
 8/31/85                   1959.06
 9/30/85                   1897.81
10/31/85                   1985.27
11/30/85                   2121.37
12/31/85                   2224.02
 1/31/86                   2236.30
 2/28/86                   2403.19
 3/31/86                   2537.19
 4/30/86                   2508.45
 5/31/86                   2641.70
 6/30/86                   2686.34
 7/31/86                   2536.02                       1464.10
 8/31/86                   2724.01
 9/30/86                   2498.61
10/31/86                   2642.96
11/30/86                   2707.32
12/31/86                   2638.39
 1/31/87                   2993.71
 2/28/87                   3111.94
 3/31/87                   3201.78
 4/30/87                   3172.85
 5/31/87                   3199.74
 6/30/87                   3360.82
 7/31/87                   3530.95                       1610.51
 8/31/87                   3662.47
 9/30/87                   3582.06
10/31/87                   2810.61
11/30/87                   2578.87
12/31/87                   2774.93
 1/31/88                   2895.74
 2/29/88                   3025.47
 3/31/88                   2933.25
 4/30/88                   2969.58
 5/31/88                   2988.06
 6/30/88                   3126.47
 7/31/88                   3118.75                       1771.56
 8/31/88                   3007.77
 9/30/88                   3136.81
10/31/88                   3227.82
11/30/88                   3176.48
12/31/88                   3232.81
 1/31/89                   3472.70
 2/28/89                   3382.35
 3/31/89                   3462.97
 4/30/89                   3646.92
 5/31/89                   3785.45
 6/30/89                   3765.96
 7/31/89                   4109.60                       1948.72
 8/31/89                   4184.20
 9/30/89                   4167.73
10/31/89                   4073.75
11/30/89                   4152.11
12/31/89                   4251.79
 1/31/90                   3971.45
 2/28/90                   4017.43
 3/31/90                   4126.98
 4/30/90                   4028.16
 5/31/90                   4410.88
 6/30/90                   4383.89
 7/31/90                   4373.24                       2143.59
 8/31/90                   3973.06
 9/30/90                   3782.02
10/31/90                   3769.05
11/30/90                   4007.34
12/31/90                   4119.27
 1/31/91                   4302.92
 2/28/91                   4605.09
 3/31/91                   4720.04
 4/30/91                   4734.42
 5/31/91                   4929.83
 6/30/91                   4706.53
 7/31/91                   4930.50                       2357.95
 8/31/91                   5040.25
 9/30/91                   4956.67
10/31/91                   5028.39
11/30/91                   4820.48
12/31/91                   5371.39
 1/31/92                   5277.60
 2/29/92                   5341.20
 3/31/92                   5237.75
 4/30/92                   5397.09
 5/31/92                   5415.57
 6/30/92                   5334.87
 7/31/92                   5558.38                       2593.74
 8/31/92                   5438.48
 9/30/92                   5501.57
10/31/92                   5526.82
11/30/92                   5707.77
12/31/92                   5779.24
 1/31/93                   5833.78
 2/28/93                   5908.79
 3/31/93                   6033.15
 4/30/93                   5893.72
 5/31/93                   6041.56
 6/30/93                   6060.10
 7/31/93                   6041.93                       2853.12
 8/31/93                   6264.11
 9/30/93                   6215.72
10/31/93                   6350.47
11/30/93                   6282.73
12/31/93                   6360.40
 1/31/94                   6581.42
 2/28/94                   6398.02
 3/31/94                   6119.70
 4/30/94                   6204.67
 5/31/94                   6296.03
 6/30/94                   6128.43
 7/31/94                   6322.48                       3138.43
 8/31/94                   6561.27
 9/30/94                   6398.01
10/31/94                   6544.98
11/30/94                   6299.84
12/31/94                   6390.77
 1/31/95                   6561.46
 2/28/95                   6813.74
 3/31/95                   7015.56
 4/30/95                   7227.37
 5/31/95                   7505.49
 6/30/95                   7681.37
 7/31/95                   7941.91                       3452.27
 8/31/95                   7956.09
 9/30/95                   8291.86
10/31/95                   8267.36
11/30/95                   8623.55
12/31/95                   8790.84
 1/31/96                   9094.70
 2/29/96                   9175.04
 3/31/96                   9264.98
 4/30/96                   9300.00
 5/31/96                   9350.00
 6/30/96                   9400.00
 7/30/96                   9050.00                       3797.50
 8/30/96                   9450.00
 9/30/96                   9800.00
10/30/96                  10172.40
11/30/96                  10986.19
12/30/96                  10766.47
 1/30/97                  11423.22
 2/28/97                  11514.61
 3/30/97                  11042.51
 4/30/97                  11705.60
 5/30/97                  12407.36
 6/30/97                  12965.70
 7/30/97                  14002.95                       4177.25
 8/30/97                  13218.79
 9/30/97                  13910.13
10/30/97                  13451.10
11/30/97                  14069.85
12/30/97                  14309.03
 1/30/98                  14466.43
 2/28/98                  15508.02
 3/30/98                  16298.92
 4/30/98                  16461.91
 5/30/98                  16165.60
 6/30/98                  16828.39
 7/30/98                  16660.11                       4594.97
 8/30/98                  14244.39
 9/30/98                  15156.03
10/30/98                  16398.83
11/30/98                  17382.75
12/30/98                  18373.57
 1/30/99                  19145.26
 2/28/99                  18551.76
 3/30/99                  19497.90
 4/30/99                  20258.32
 5/30/99                  19772.12
 6/30/99                  20859.58
 7/30/99                  20212.94                       5054.47
 8/30/99                  20111.87
 9/30/99                  19568.85
10/30/99                  20821.26                       5176.35
11/30/99
12/30/99

NORMAL STOCK MARKET RETURNS
---------------------------

  For all of the available U.S. economic history, an investment in a broad market average has produced between a 9% and 10% annual return, including dividends. The lower line on the chart reflects this "normal" 10% return rate from mid 1982 to date. At this 10% growth rate, $1,000 invested in mid 1982 would have grown to $5,000 by mid 1999, compared to the great bull market's $21,000.

THE NEW ERA THESIS
------------------

  Trees don't grow to the sky and neither do stock markets. Just ask the man who bought Japan in the 1980's. Past new stock market eras have never been permanent, regardless of country. The current new era for the U.S. stock market will not be an exception.

  Is today's communications "new era" of greater significance than the age of electricity? The transportation revolutions resulting in the automobile, the railroads or air travel? Or, for that matter, the telephone and telegraph? If your answer is "yes", I'm somewhat surprised you are an investor in our fund.

THIRD QUARTER AGAIN DISAPPOINTS MOST MUTUAL FUND INVESTORS
----------------------------------------------------------

  During the third quarter your fund posted a 1.1% loss. We never like to lose, but your fund did fare much better than most. The typical equity mutual fund was down 5.4%, with some down 10% or more. The S&P 500 Index posted a total return loss of 6.2%. Flexible funds like ours, (holding a combination of stocks and bonds), experienced an average loss of 3.7%.

  No, it was not a great quarter for most investors, but certainly better than last year's third quarter, when the average stock fund lost 15% and some of the most aggressive funds were down 30%. Shareholders may recall that Leuthold Core Investment Fund actually posted a 2.7% gain during this traumatic period.

LOWER RISK DOES NOT ALWAYS MEAN LOWER RETURNS
---------------------------------------------

  I think the performance of the fund during these two periods is a good example of THE FUND'S OBJECTIVE TO MANAGE RISK AS WELL AS RETURN. I might also note the fund has a total investment gain of 22% for the two years ending September 30, 1999, which is better than the average U.S. Stock fund's 19% gain.

  While the performance differential is not that wide, THE IMPORTANT THING IS THAT YOUR FUND WAS ASSUMING MUCH LESS MARKET RISK. In terms of Beta (a measure of volatility/risk), Leuthold Core Investment Fund, with a beta of 0.25, produced better returns than the average stock fund with ONE FOURTH OF THE RISK.

     IN STRONG RISING MARKET PERIODS OUR FUND CAN BE EXPECTED TO LAG THE TYPICAL EQUITY MUTUAL FUND. BUT IN LESS DYNAMIC PERIODS AND IN BEAR MARKETS, OUR FUND CAN BE EXPECTED TO PRODUCE SIGNIFICANTLY BETTER RESULTS.

  Our primary investment objective is to make it and keep it for shareholders, avoiding the sometimes terrifying ups and downs of the roller coaster stock market, and limiting the potential devastation of a major Bear Market. That is why the fund is meant to be the core of a prudent investment program.

PORTFOLIO CHANGES . . . THIRD QUARTER
-------------------------------------

  As noted in the last quarterly update, the fund entered the third quarter in a defensive mode. During the quarter equity holdings were reduced from 40% to 35%, primarily because emerging country investments were reduced from 9% to 5% with large profits realized. (Y2K could produce problems in lesser-developed countries.) Of the 35% common stock holdings, 24% remains hedged. Thus, net equity exposure is now a very low 11%.

  In the bond portion of the portfolio, high yield bond positions were trimmed from 15% to 12% of assets, while 24 year U.S. Treasury bonds were increased from 5% to 10%. Overall, fixed income holdings now account for 37% of assets compared to 35% last quarter.

THE OUTLOOK
-----------

  Stock market vulnerability concerns remain, while the bond market looks increasingly attractive. Stock market valuation measures remain extreme, (except for smaller capitalization stocks.) Profit margins for most U.S. companies continue to shrink with costs rising and little or no pricing power. While the Internet is a revolution, it also is producing intense price competition and lower profit margins. The trends in inflation and interest rates are both negatives for stocks.

  As Y2K approaches, the negative investment implications may have a greater impact on investors as individual investors are becoming increasingly disappointed with their stock market returns. In sum, at this point a very cautious view of the stock market seems most appropriate over at least the next few months.

Sincerely,

/s/ Steve Leuthold

Steve Leuthold
Chairman

           A $10,000 INVESTMENT IN THE LEUTHOLD CORE INVESTMENT FUND

             LEUTHOLD CORE                                  LIPPER FLEXIBLE
            INVESTMENT FUND           COMBINED INDEX           FUND INDEX
DATE            $15,172                   $14,952               $16,496
-----        --------------           --------------        ---------------
11/95           $10,000                   $10,000               $10,000
12/96           $10,232                   $10,251               $10,272
3/96            $10,142                   $10,396               $10,600
6/96            $10,341                   $10,618               $10,880
9/96            $10,543                   $10,817               $11,126
12/96           $11,185                   $11,286               $11,715
3/97            $10,970                   $11,179               $11,698
6/97            $11,432                   $12,165               $12,871
9/97            $12,439                   $13,055               $13,735
12/97           $13,114                   $13,257               $13,904
3/98            $13,709                   $14,052               $15,165
6/98            $13,859                   $14,149               $15,399
9/98            $14,234                   $13,549               $14,290
12/98           $14,637                   $14,861               $16,208
3/99            $14,733                   $14,635               $16,464
6/99            $15,335                   $15,361               $17,136
9/99            $15,172                   $14,952               $16,496

The Combined Index consists of an unmanaged portfolio of 45% common stocks (15% S&P 500 Index, 15% S&P 400 Midcap Index and 15% Russell 2000 Index), 45% bonds (Lehman Bros. Govt./Corporate Bond Index ("LB G/C BI"), and 10% money market instruments (90-day U.S. T-bills). The Fund believes this index more closely reflects the Fund's investment strategy, and therefore, is a more appropriate performance comparator than using the S&P 500 alone for the stock portion of the index. This chart assumes an initial gross investment of $10,000 made on 11/20/95 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund's past performance is not necessarily an indication of its future performance. It may perform better or worse in the future.

                       AVERAGE ANNUAL RATE OF RETURN (%)
                      FOR PERIODS ENDED SEPTEMBER 30, 1999

                            LEUTHOLD CORE       COMBINED      LIPPER FLEXIBLE
                           INVESTMENT FUND        INDEX          FUND INDEX
                           ---------------      --------      ---------------
       3 month                 (1.06)%          (2.66)%           (3.73)%
       6 month                   2.98%            0.20%             2.17%
       1 year                    6.59%           10.35%            15.45%
       2 year                   10.45%            7.02%             9.60%
       Since Inception          11.34%           10.97%            13.84%

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30,  1999

ASSETS:
   Investments,  at market value
     (cost $55,360,989)                                           $57,075,948
   Receivable from broker
     for proceeds on securities
     sold short                                                    14,070,155
   Receivable for investments sold                                    648,994
   Receivable for fund shares sold                                    112,319
   Cash                                                               113,285
   Interest receivable                                                232,907
   Dividends receivable                                                55,571
   Organizational expenses,  net of
     accumulated amortization                                           9,762
   Other assets                                                        38,450
                                                                  -----------
   Total Assets                                                    72,357,391
                                                                  -----------

LIABILITIES:
   Securities sold short, at market value
     (proceeds of $13,939,031)                                     13,294,100
   Payable for investments purchased                                  560,784
   Payable to Adviser                                                  26,680
   Accrued expenses and
     other liabilities                                                 55,295
                                                                  -----------
   Total Liabilities                                               13,936,859
                                                                  -----------
NET ASSETS                                                        $58,420,532
                                                                  -----------
                                                                  -----------

NET ASSETS CONSIST OF:
   Capital stock                                                  $55,311,142
   Accumulated undistributed
     net investment income                                             30,674
   Accumulated undistributed
     net realized gains on
     investments                                                      718,914
   Net unrealized appreciation
     (depreciation) on:
        Investments                                                 1,714,959
        Short positions                                               644,931
        Foreign currency                                                  (88)
                                                                  -----------
   Total Net Assets                                               $58,420,532
                                                                  -----------
                                                                  -----------

   Shares outstanding (250,000,000
     shares of $.0001 par value authorized)                         5,254,932
   Net Asset Value,  Redemption
     Price and Offering Price
     Per Share                                                         $11.12
                                                                       ------
                                                                       ------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME:
   Dividend income (net of
     foreign taxes withheld of $1,732)                             $1,315,714
   Interest income                                                  1,566,274
                                                                   ----------
   Total investment income                                          2,881,988
                                                                   ----------

EXPENSES:
   Investment advisory fee                                            483,572
   Administration fee                                                  41,625
   Shareholder servicing and
     accounting costs                                                  69,381
   Custody fees                                                        19,504
   Federal and state registration                                      23,245
   Professional fees                                                   41,780
   Amortization of
     organizational expenses                                            8,603
   Reports to shareholders                                              6,245
   Directors' fees and expenses                                         7,105
   Other                                                                7,245
                                                                   ----------
   Total expenses before reimbursement
     and dividends on short positions                                 708,305
   Less:  Reimbursement
     from Adviser                                                     (36,678)
                                                                   ----------
   Net expenses before dividends
     on short positions                                               671,627
   Dividends on short positions                                        57,248
                                                                   ----------
   Total expenses                                                     728,875
                                                                   ----------
NET INVESTMENT INCOME                                               2,153,113
                                                                   ----------

REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS:
   Net realized gain (loss) on:
     Investments                                                    3,530,722
     Short positions                                               (1,012,896)
     Written options                                                 (730,892)
   Change in unrealized
     appreciation/depreciation on:
        Investments                                                (1,302,135)
        Short positions                                               644,931
        Foreign currency                                                  129
                                                                   ----------
   Net realized and unrealized
     gains on investments                                           1,129,859
                                                                   ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $3,282,972
                                                                   ----------
                                                                   ----------
                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                YEAR                YEAR
                                               ENDED               ENDED
                                         SEPTEMBER 30, 1999  SEPTEMBER 30, 1998
                                         ------------------  ------------------
OPERATIONS:
  Net investment income                      $ 2,153,113        $ 1,340,428
  Net realized gains on investments            1,786,934          3,731,847
  Change in unrealized appreciation/
    depreciation on:
     Investments                              (1,302,135)          (110,421)
     Short positions                             644,931                 --
     Foreign currency                                129             (8,695)
                                             -----------        -----------
  Net increase in net assets from operations   3,282,972          4,953,159
                                             -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                  (2,088,204)        (1,299,705)
  From net realized gains                     (4,599,364)        (1,049,550)
                                             -----------        -----------
  Total distributions                         (6,687,568)        (2,349,255)
                                             -----------        -----------

CAPITAL SHARE  TRANSACTIONS:
  Proceeds from shares sold                   18,506,997         16,547,279
  Proceeds from shares issued to holders in
    reinvestment of dividends                  6,008,486          2,226,762
  Cost of shares redeemed                     (8,957,373)        (5,671,108)
                                             -----------        -----------
  Net increase in net assets
    from capital share transactions           15,558,110         13,102,933
                                             -----------        -----------
TOTAL INCREASE  IN NET ASSETS                 12,153,514         15,706,837

NET ASSETS:
  Beginning of period                         46,267,018         30,560,181
                                             -----------        -----------
  End of period (including undistributed
     net investment income of $30,674
     and $0, respectively)                   $58,420,532        $46,267,018
                                             -----------        -----------
                                             -----------        -----------

                     See notes to the financial statements.

FINANCIAL HIGHLIGHTS

                                                 YEAR                  YEAR                   YEAR        NOVEMBER 20, 1995(1)<F1>
                                                ENDED                  ENDED                 ENDED                 THROUGH
                                          SEPTEMBER 30, 1999    SEPTEMBER 30, 1998     SEPTEMBER 30, 1997    SEPTEMBER 30, 1996
                                          ------------------    ------------------     ------------------    ------------------
PER SHARE DATA:
Net asset value,  beginning of period             $11.97                $11.17                $10.18                $10.00
                                                  ------                ------                ------                ------
Income from investment operations:
   Net investment income(4)<F4>                     0.45                  0.40                  0.44                  0.38
   Net realized and unrealized
      gains on investments                          0.28                  1.16                  1.32                  0.16
                                                  ------                ------                ------                ------
   Total from investment operations                 0.73                  1.56                  1.76                  0.54
                                                  ------                ------                ------                ------
Less distributions:
   From net investment income                      (0.44)                (0.40)                (0.46)                (0.36)
   In excess of net investment income                 --                    --                 (0.05)                   --
   From net realized gains                         (1.14)                (0.36)                (0.26)                   --
                                                  ------                ------                ------                ------
   Total distributions                             (1.58)                (0.76)                (0.77)                (0.36)
                                                  ------                ------                ------                ------
Net asset value,  end of period                   $11.12                $11.97                $11.17                $10.18
                                                  ------                ------                ------                ------
                                                  ------                ------                ------                ------

Total return                                       6.59%                14.45%                17.96%                 5.43%(2)<F2>

Supplemental data and ratios:
   Net assets,  end of period                $58,420,532           $46,267,018           $30,560,181           $31,740,501

Ratio of expenses to average net assets:
   Before expense reimbursement                    1.32%(5)<F5>          1.41%                 1.47%                 1.55%(3)<F3>
   After expense reimbursement                     1.25%(5)<F5>          1.25%                 1.25%                 1.25%(3)<F3>

Ratio of net investment income to
  average net assets:
   Before expense reimbursement                    3.93%                 3.50%                 4.05%                 4.14%(3)<F3>
   After expense reimbursement                     4.00%(6)<F6>          3.66%                 4.27%                 4.44%(3)<F3>

Portfolio turnover rate                          159.02%                73.43%                35.62%               103.30%

(1)<F1>   Commencement of operation.
(2)<F2>   Not annualized.
(3)<F3>   Annualized.
(4)<F4> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(5)<F5>   The operating expense ratios exclude dividends on short positions.
          The before expense reimbursement and after expense reimbursement ratios including dividends on short positions were 1.42% and 1.35%, respectively, for the year ended September 30, 1999.
(6)<F6> The net investment income ratio includes dividends on short positions. The ratio excluding dividends on short positions was 4.10% for the year ended September 30, 1999.

                     See notes to the financial statements.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30,  1999

  NUMBER                                                             MARKET
OF SHARES                                                             VALUE
---------                                                            ------
             COMMON STOCKS - 28.5%+<F9>

             DEFENSE - CONTRACTORS - 1.8%+<F9>
     9,400   GenCorp, Inc.                                        $   172,138
     3,100   General Dynamics
               Corporation                                            193,556
     5,100   Lockheed Martin Corporation                              166,706
     5,300   Northrop Grumman
               Corporation                                            336,881
     3,100   Raytheon Company Class B                                 153,837
                                                                  -----------
                                                                    1,023,118
                                                                  -----------

             ENERGY - EQUIPMENT &
               SERVICES - 2.3%+<F9>
     1,500   Atwood Oceanics, Inc. *<F7>                               45,844
     7,200   Baker Hughes, Inc.                                       208,800
    15,500   Global Marine, Inc. *<F7>                                254,781
     4,300   McDermott International, Inc.                             87,075
     6,100   Patterson Energy, Inc. *<F7>                              92,644
    23,000   Pride International, Inc. *<F7>                          326,312
     3,900   Tidewater, Inc.                                           99,450
     6,600   Weatherford
               International, Inc. *<F7>                              211,200
                                                                  -----------
                                                                    1,326,106
                                                                  -----------

             ENERGY - NATURAL GAS - 1.5%+<F9>
     3,200   Apache Corporation                                       138,200
     8,600   Canadian Occidental
               Petroleum Ltd.                                         156,950
     3,700   The Coastal Corporation                                  151,469
     9,600   Marine Drilling
               Companies, Inc. *<F7>                                  151,800
     5,300   Noble Affiliates, Inc.                                   153,700
     5,900   Noble Drilling Corporation *<F7>                         129,062
                                                                  -----------
                                                                      881,181
                                                                  -----------

             HEALTH CARE -
               BIOTECHNOLOGY - 3.0%+<F9>
     4,200   Amgen, Inc. *<F7>                                        342,300
     5,800   Biogen, Inc. *<F7>                                       457,113
    13,700   Cephalon, Inc. *<F7>                                     246,172
     6,200   COR Therapeutics, Inc. *<F7>                             117,800
    15,600   The Liposome Company, Inc. *<F7>                         118,706
     4,700   Protein Design Labs, Inc. *<F7>                          169,787
    29,200   Regeneron
               Pharmaceutical, Inc. *<F7>                             237,250
    22,000   SICOR, Inc. *<F7>                                         87,313
                                                                  -----------
                                                                    1,776,441
                                                                  -----------

             HEALTH CARE - COST
               CONTAINMENT - 1.7%+<F9>
    27,200   Apria Healthcare Group Inc. *<F7>                        455,600
     4,800   Barr Laboratories, Inc. *<F7>                            152,400
    22,800   IVAX Corporation                                         376,200
                                                                  -----------
                                                                      984,200
                                                                  -----------

             HEALTH CARE -
               MANAGEMENT - 1.5%+<F9>
    12,700   Coventry Health Care, Inc. *<F7>                         120,650
    11,800   First Health Group
               Corporation *<F7>                                      264,762
    16,200   Mid Atlantic Medical
               Services, Inc. *<F7>                                   144,787
     3,200   PacifiCare Health
               Systems, Inc. *<F7>                                    138,400
     7,300   Sierra Health Services, Inc. *<F7>                        73,912
     2,000   Wellpoint Health
               Networks, Inc. *<F7>                                   114,000
                                                                  -----------
                                                                      856,511
                                                                  -----------

             REAL ESTATE INVESTMENT
               TRUSTS - 9.2%+<F9>
    14,800   Apartment Investment &
               Management Company
               Class A                                                566,100
    16,500   CBL & Associates
               Properties, Inc.                                       403,219
    17,400   CarrAmerica Realty
               Corporation                                            381,712
    14,000   Colonial Properties Trust                                374,500
     6,900   Crescent Real Estate
               Equities Company                                       124,200
    11,592   Duke-Weeks Realty
               Corporation                                            226,044
    13,709   Equity Residential
               Properties Trust                                       580,919
    16,300   Highwoods Properties, Inc.                               421,763
    13,300   Mack-Cali Realty Corporation                             356,606
    11,200   Pacific Gulf Properties, Inc.                            223,300
     9,700   Post Properties, Inc.                                    381,331
    37,900   Prime Retail, Inc.                                       279,513
     9,600   Prison Realty Trust, Inc.                                103,200
    15,900   ProLogis Trust                                           300,112
     8,500   Sovran Self Storage, Inc.                                193,375
    53,300   Winston Hotels, Inc.                                     473,037
                                                                  -----------
                                                                    5,388,931
                                                                  -----------

             TECHNOLOGY -
               NETWORKING - 1.8%+<F9>
     8,500   3Com Corporation  *<F7>                                  244,375
    12,800   Computer Network
               Technology Corporation *<F7>                           119,200
    12,600   Concentric Network
               Corporation *<F7>                                      255,938
     6,600   Lucent Technologies, Inc.                                428,175
                                                                  -----------
                                                                    1,047,688
                                                                  -----------

             TECHNOLOGY - WIRELESS
               EQUIPMENT - 3.3%+<F9>
     8,300   ANADIGICS, Inc. *<F7>                                    233,438
    14,800   DSP Communications, Inc. *<F7>                           281,200
     9,000   Nortel Networks Corporation                              459,000
    10,700   Powerwave Technologies, Inc. *<F7>                       515,941
    10,000   Western Wireless Corporation
               Class A *<F7>                                          448,437
                                                                  -----------
                                                                    1,938,016
                                                                  -----------

             U.S. STOCKS - ASIA
               EXPOSURE - 2.4%+<F9>
     4,600   The Boeing Company                                       196,075
     7,500   Ericcson Telefonaktiebolaget
               ADR                                                    234,375
     2,520   Koninklijke Philips
               Electronics NV                                         254,520
     5,100   Schlumberger Limited                                     317,794
     4,000   United Technologies
               Corporation                                            237,250
     4,900   Unocal Corporation                                       181,606
                                                                  -----------
                                                                    1,421,620
                                                                  -----------
             Total Common Stocks
               (Cost $15,262,009)                                  16,643,812
                                                                  -----------

             INVESTMENT
               COMPANIES - 16.2%+<F9>

             EMERGING COUNTRY FUNDS - 4.8%+<F9>
    13,100   Asia Pacific Fund                                        117,900
    16,600   Asia Tigers Fund                                         137,988
    23,300   Brazil Fund                                              308,725
    13,399   China Fund                                               137,340
    26,400   Fidelity Adviser Emerging
               Asia Fund                                              389,136
    27,900   First Philippine Fund *<F7>                              177,863
    17,400   Greater China Fund                                       132,675
    12,800   Korea Fund *<F7>                                         160,800
    29,600   Mexico Fund                                              412,550
    41,900   Morgan Stanley Asia-
               Pacific Fund                                           413,763
     9,300   Scudder New Asia Fund                                    135,431
    24,900   WEBS-Malaysia                                            121,388
    20,100   WEBS-Singapore                                           153,262
                                                                  -----------
                                                                    2,798,821
                                                                  -----------

             BOND FUNDS - 11.4%+<F9>
   204,368   Federated High Yield Fund                              1,700,341
   408,451   Invesco High Yield Fund                                2,589,579
   189,713   Offitbank High Yield Fund                              1,754,845
    56,108   Strong High Yield Bond Fund                              597,549
                                                                  -----------
                                                                    6,642,314
                                                                  -----------
             Total Investment Companies
               (Cost $8,844,076)                                    9,441,135
                                                                  -----------
PRINCIPAL
  AMOUNT
---------
             FIXED INCOME
               SECURITIES - 25.0%+<F9>

             FOREIGN BONDS - 15.0%+<F9>
$4,250,000   New South Wales Treasury
               Corp., 8.00%, 3/01/2008                              3,011,723
 5,120,000   New Zealand Government
               Bond, 7.00%, 7/15/2009                               2,652,963
 4,700,000   Province of Ontario, 5.70%,
               12/01/2008                                           3,117,448
                                                                  -----------
                                                                    8,782,134
                                                                  -----------

             U.S. TREASURY BONDS - 10.0%+<F9>
 5,955,000   6.250%, due 08/15/2023                                 5,858,231
                                                                  -----------
             Total Fixed Income
               Securities
               (Cost $14,904,268)                                  14,640,365
                                                                  -----------

             SHORT-TERM
               INVESTMENTS - 28.0%+<F9>

             VARIABLE DEMAND NOTES - 28.0%+<F9>
 2,900,000   Firstar Bank, 5.130%, #<F8>                            2,900,000
 2,900,000   General Mills, 4.985%, #<F8>                           2,900,000
 2,900,000   Pitney Bowes, 4.985%, #<F8>                            2,900,000
   559,893   Sara Lee, 4.980%, #<F8>                                  559,893
 2,900,000   Warner Lambert, 5.023%, #<F8>                          2,900,000
 2,311,690   Wisconsin Corp. Central
               Credit Union, 5.050%, #<F8>                          2,311,690
 1,879,053   Wisconsin Electric, 5.023%, #<F8>                      1,879,053
                                                                  -----------
                                                                   16,350,636
                                                                  -----------
             Total Short-Term
               Investments
               (Cost $16,350,636)                                  16,350,636
                                                                  -----------
             TOTAL INVESTMENTS - 97.7%+<F9>
               (COST $55,360,989)                                 $57,075,948
                                                                  -----------
                                                                  -----------

   *<F7>  Non-income producing security.
   #<F8> Variable rate security. The rates listed are as of 9/30/99. +<F9> Calculated as a percentage of net assets.
 ADR      American Depository Receipts.
WEBS      World Equity Benchmark Shares

                     See notes to the financial statements.

SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30,  1999

  NUMBER                                                             MARKET
OF SHARES                                                             VALUE
---------                                                            ------
             S & P DEPOSITORY
               RECEIPTS
    43,600   S & P 500 Depository
               Receipt                                            $ 5,613,500
                                                                  -----------
             Total S & P 500 Depository
               Receipts Sold Short                                  5,613,500
                                                                  -----------

             COMMON  STOCK
     4,700   AMFM, Inc.                                               286,113
     7,400   American Power Conversion
               Corporation                                            140,600
     2,050   Barnes & Noble, Inc.                                      53,300
    11,000   CK Witco Corporation                                     160,187
     6,200   Cabot Corporation                                        147,250
     3,100   Cadence Design Systems, Inc.                              41,075
     1,900   Cardinal Health, Inc.                                    103,550
     3,800   Centex Corporation                                       112,338
     1,900   Cintas Corporation                                       109,844
     1,100   The Clorox Company                                        42,075
     2,100   The Coca-Cola Company                                    100,931
     3,200   Continental Airlines Class B                             104,800
     1,800   Costco Wholesale Corporation                             129,600
     3,500   D.R. Horton, Inc.                                         45,281
     3,600   Deere & Company                                          139,275
     4,600   The Walt Disney Company                                  119,025
     9,300   Dollar General Corporation                               287,138
     3,600   Federated Department
               Stores, Inc.                                           157,275
     5,200   Fox Entertainment
               Group, Inc.                                            109,850
     5,000   Franklin Resources, Inc.                                 153,750
     3,700   The Goodyear Tire &
               Rubber Company                                         178,063
    16,900   Hilton Hotels Corporation                                166,888
     6,000   Kaydon Corporation                                       149,250
     4,000   Longs Drug Stores
               Corporation                                            119,500
    15,400   Loral Space &
               Communications Ltd.                                    264,687
     4,000   MGIC Investment
               Corporation                                            191,000
     3,200   McDonald's Corporation                                   137,600
     7,400   Medtronic, Inc.                                          262,700
     4,500   Molex, Inc.                                              163,687
     3,600   NOVA Corporation                                          90,000
     6,500   Northwest Airlines                                       165,750
     2,700   Omnicare, Inc.                                            25,988
     3,300   PanAmSat Corporation                                     119,212
    13,600   PeopleSoft, Inc.                                         230,350
     5,100   PepsiCo, Inc.                                            154,275
     2,300   Radian Group, Inc.                                        98,756
     5,600   Safeway, Inc.                                            213,150
     5,400   Schering Plough Corporation                              235,575
     2,300   The Seagram Company Ltd.                                 104,650
     5,000   Southdown, Inc.                                          267,500
     1,500   Sterling Commerce, Inc.                                   27,844
     3,700   Stewart Enterprises, Inc.
               Class A                                                 22,431
     1,700   Stryker Corporation                                       86,912
     3,400   SunGard Data Systems, Inc.                                89,463
    18,700   Thermo Electron Corporation                              251,281
     2,700   Time Warner, Inc.                                        164,025
     8,150   Total System Services, Inc.                              130,400
     2,100   UAL Corporation                                          137,156
     3,900   U.S. Bancorp                                             117,731
    10,000   United Asset Management
               Corporation                                            192,500
     3,500   Wal-Mart Stores, Inc.                                    166,469
     6,000   Walgreen Co.                                             152,250
     1,500   Wm. Wrigley Jr. Company                                  103,219
     4,100   Zale Corporation                                         157,081
                                                                  -----------
             Total Common
               Stocks Sold Short                                    7,680,600
                                                                  -----------
             TOTAL SECURITIES
               SOLD SHORT
               (PROCEEDS $13,939,031)                             $13,294,100
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTING POLICIES

   Leuthold Funds, Inc. (the "Company") was incorporated on August 30, 1995, as a Maryland Corporation and is registered as an open-end management investment company under the Investment Company Act of 1940. The Company currently consists of one series, Leuthold Core Investment Fund, formerly known as Leuthold Asset Allocation Fund, (the "Fund"). The investment objective of the Fund is to seek total return consistent with prudent investment risk over the long term. The Fund commenced operations on November 20, 1995.

   The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $43,019, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed sixty months from the Fund's commencement of operations.

   The following is a summary of significant accounting policies consistently followed by the Fund.

   a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Options and securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

   b) Federal Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

   c) Distributions to Shareholders - Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at September 30, 1999, reclassifications were recorded to decrease accumulated net investment income by $34,235, increase accumulated net realized gains on investments by $6,479 and increase paid in capital by $27,756.

   d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   e) Purchased Option Accounting - Option contracts purchased are included in the Statement of Assets and Liabilities as an asset and are valued at the last bid price reported on the date of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Option contracts are held by the Fund for trading and hedging purposes.

   f) Written Option Accounting - The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received.

   g) Short Positions - For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the Investment Company Act of 1940 to maintain segregated assets consisting of cash, cash equivalents or liquid securities. These segregated assets are required to be adjusted daily to reflect changes in the market value of the securities sold short.

        The Fund's receivable from broker for proceeds on securities sold short is with one major security dealer. The Fund does not require this broker to maintain collateral in support of the receivable from broker for securities sold short.

   h) Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original costs of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized over the life of the respective bond.

2. CAPITAL SHARE  TRANSACTIONS

   Transactions in shares of the Fund were as follows:

                                                YEAR                YEAR
                                               ENDED               ENDED
                                           SEPT. 30, 1999      SEPT. 30, 1998
                                           --------------      --------------
   Shares sold                                1,629,144           1,420,345
   Shares issued to
     holders in
     reinvestment
     of dividends                               547,186             193,699
   Shares redeemed                             (787,354)           (484,113)
                                              ---------           ---------
   Net increase                               1,388,976           1,129,931
                                              ---------           ---------
                                              ---------           ---------

3. INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term investments, options and short positions, for the year ended September 30, 1999 were as follows:

           PURCHASES                         SALES
   ------------------------         -----------------------
      U.S.                             U.S.
   GOVERNMENT         OTHER         GOVERNMENT         OTHER
   ----------         -----         ----------         -----
   $5,896,786      $49,845,262     $13,579,749      $37,286,464

   At September 30, 1999, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

   Appreciation                         $3,755,953
   (Depreciation)                       (2,010,031)
                                        ----------
   Net appreciation on
     investments                        $1,745,922
                                        ----------
                                        ----------

   At September 30, 1999, the cost of investments, excluding short positions, for federal income tax purposes was $55,330,026.

   At the close of business on January 19, 1996, the unit holders of the Piper Trust Common Leuthold Flexible Fund transferred their assets to the Fund. As a result of the tax-free transfer, the Fund acquired $860,971 of unrealized appreciation for tax purposes. Since inception, the Fund has realized $843,494 of the appreciation.

4. PUT OPTION CONTRACTS WRITTEN

   The premium amount and the number of option contracts written during the year ended September 30, 1999, were as follows:

                                         PREMIUM               NUMBER OF
                                          AMOUNT               CONTRACTS
                                          ------               ---------
   Options outstanding at
     September 30, 1998                 $1,556,180                 230
   Options written                         366,600                  30
   Options closed                       (1,922,780)               (260)
                                        ----------                ----
   Options outstanding at
     September 30, 1999                 $       --                  --
                                        ----------                ----
                                        ----------                ----

5. INVESTMENT ADVISORY AND OTHER AGREEMENTS

   The Fund has entered into an Investment Advisory Agreement with Leuthold & Anderson, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.90% as applied to the Fund's daily net assets.

   The Investment Adviser has voluntarily agreed to reimburse the Fund to the extent necessary to ensure that total operating expenses (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) do not exceed the annual rate of 1.25% of the net assets of the Fund, computed on a daily basis.

   Firstar Mutual Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. Firstar Bank Milwaukee, NA serves as custodian for the Fund.

   For the year ended September 30, 1999, the Fund paid Weeden & Co., L.P., an affiliate of the Adviser $163,027 of brokerage commissions.

6. INCOME  TAX INFORMATION

   The Fund hereby designates $5,658,615 as long-term capital gain distributions for purposes of the dividends paid deduction.

7. DISTRIBUTIONS

   Three percent of dividends paid during the fiscal year ended September 30, 1999, qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF LEUTHOLD FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities of Leuthold Funds, Inc. (a Maryland corporation, which includes the Leuthold Core Investment
Fund), including the schedule of investments, as of September 30, 1999, and the related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based upon our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leuthold Funds, Inc. as of September 30, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                             ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
October 22, 1999.

INVESTMENT ADVISER:
  Leuthold & Anderson,  Inc.,  Minnesota

ADMINISTRATOR,  TRANSFER AGENT,
DIVIDEND PAYING AGENT,
SHAREHOLDER SERVICING AGENT:
  Firstar Mutual Fund Services, LLC,
    Wisconsin

CUSTODIAN:
  Firstar Bank Milwaukee, NA

COUNSEL:
  Foley & Lardner,  Wisconsin

AUDITORS:
  Arthur Andersen LLP,  Wisconsin

This report is authorized for distribution only when preceded or accompanied by a current prospectus.